VALIC COMPANY II

Supplement to the Summary Prospectus dated January 1, 2012

Core Bond Fund

In the Fund Summary, in the Investment Adviser section, the information about the co-portfolio manager, Tim Lindvall, is hereby deleted in its entirety.

Date:     August 22, 2012